                                                                      EXHIBIT 24


                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 24th day of March, 1997.


                                    /s/ David C. Mitchell             (SEAL)
                                    ----------------------------------
                                    David C. Mitchell



Witness:


      Taara C. Young
--------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th day of March, 1997.


                                    /s/ James Q. Crowe                (SEAL)
                                    ----------------------------------
                                    James Q. Crowe



Witness:


      Taara C. Young
--------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of March, 1997.


                                    /s/ David C. McCourt              (SEAL)
                                    ----------------------------------
                                    David C. McCourt



Witness:


      Taara C. Young
--------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Michael B. Yanney do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 22nd day of March, 1997.


                                    /s/ Michael B. Yanney             (SEAL)
                                    ----------------------------------
                                    Michael B. Yanney



Witness:


      Janet P. Roos
-------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of March, 1997.


                                    /s/ Richard R. Jaros              (SEAL)
                                    ----------------------------------
                                    Richard R. Jaros



Witness:


      Louise Westlake
---------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Robert E. Julian do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 21st day of March, 1997.


                                    /s/ Robert E. Julian              (SEAL)
                                    ----------------------------------
                                    Robert E. Julian



Witness:


      Taara C. Young
--------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Stuart E. Graham do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 24th day of March, 1997.


                                    /s/ Stuart E. Graham              (SEAL)
                                    ----------------------------------
                                    Stuart E. Graham



Witness:


      Kathleen A. Burns
-----------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Frank M. Henry do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 24th day of March, 1997.


                                    /s/ Frank M. Henry                (SEAL)
                                    ----------------------------------
                                    Frank M. Henry



Witness:


      Helen P. O'Neil
---------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of March, 1997.


                                    /s/ Eugene Roth                   (SEAL)
                                    ----------------------------------
                                    Eugene Roth



Witness:


      Taara C. Young
--------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Daniel E. Knowles do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 21st day of March, 1997.


                                    /s/ Daniel E. Knowles             (SEAL)
                                    ----------------------------------
                                    Daniel E. Knowles



Witness:


      Barbara Knowles
---------------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr. do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of March, 1997.


                                    /s/ Walter Scott, Jr.             (SEAL)
                                    ----------------------------------
                                    Walter Scott, Jr.



Witness:


      Julie Haack
-----------------------

                           SPECIFIC POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Michael J. Mahoney do make, constitute and appoint Bruce C. Godfrey, C-TEC Corporation's Chief Financial Officer, as my true and lawful attorney for me and in my name:

  1. I authorize said attorney in fact to specifically execute in my name and in my behalf the C-TEC Corporation Form 10-K for the fiscal year ended December 31, 1996, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

  2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 29, 1997 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

  3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

  IN WITNESS WHEREOF, I hereunto set my hand and seal this 21st day of March, 1997.


                                    /s/ Michael J. Mahoney            (SEAL)
                                    ----------------------------------
                                    Michael J. Mahoney



Witness:


      Kathleen Sparrowe
-----------------------------